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CONSENT OF ERNST & YOUNG LLP

                                                                      Exhibit 10



CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated February 24, 2000, with respect to the financial statements of Sage Life Assurance of America, Inc. and The Sage Variable Annuity Account A included in the Post-Effective Amendment No. 4 to the Registration Statement (Form N-4, No. 333-44751) and related Prospectus for the registration of its variable annuity contracts.

                                  /s/ Ernst & Young LLP
                                  ---------------------
                                  Ernst & Young LLP

Stamford, Connecticut
May 1, 2000